Exhibit 10.1.38

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 1 TO

2Ku IN-FLIGHT CONNECTIVITY SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of April 1, 2016, to the 2Ku In-Flight Connectivity Services Agreement dated April 01, 2015 (the “Agreement”), is by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Agreement.

WHEREAS, Delta and Gogo desire to amend the Agreement to provide for 2Ku Connectivity Services on certain [***] A/C;

NOW, THEREFORE, in consideration of the foregoing promises and the covenants contained herein, Delta and Gogo agree:

1.	In accordance with Section 2.3 of the Agreement, Delta elects to add the [***] Fleet Type as an Additional Fleet Type, which will be deemed International A/C under the Agreement.

2.	In accordance with Section 3.1 of the Agreement and upon execution of this Amendment, Gogo will provide Delta with a [***].

3.	As part of its election under Section 2.3 of the Agreement, Delta agrees to install, or have installed, Equipment on all A/C of the [***] Fleet Type, up to an aggregate of [***] A/C, received by Delta from the manufacturer on or before [***]. If, as of [***], Delta has received less than [***] A/C, Delta shall [***]. With regard to Equipment lead time and installation of the Equipment on the [***] Fleet Type, the parties agree as follows:

a.	Delta’s initial [***] A/C to receive the Equipment will be installed in France by Airbus Corporate Jet Center (“ACJC”). Within [***] business days after (i) Delta obtains title to such A/C and (ii) the A/C is delivered to ACJC, Gogo shall cause ACJC, as Gogo’s subcontractor (pursuant to the terms of the Agreement)[***].

b.	Any additional [***] A/C that Delta has agreed to install with Equipment under this Section 3 will be installed by Delta (or its designated subcontractor) in the United States. For any United States-based Equipment installations on [***] A/C performed by Delta (or its subcontractor), Gogo will ensure that each Shipset is delivered to Delta’s selected United States-based installation facility no later than [***] days prior to the day physical delivery of the A/C to Delta will occur. For Gogo to meet its delivery obligations under this Section 3b, Delta shall provide Gogo with written notification of each A/C’s delivery date no later than [***] business days after Delta receives notice of the same from the manufacturer of such A/C. Gogo’s Shipset delivery obligations are subject to extension on a day for day basis due to any delay by Delta in notifying Gogo in accordance with the preceding sentence.[***].

4.	The specific tail numbers of each [***] A/C to be installed with Equipment will be added to the Agreement once available.

The terms of the Agreement are amended and modified by the terms and conditions of this Amendment, which shall supersede and prevail over any conflicting terms and conditions, set forth in the Agreement. This Amendment contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

*        *        *         *        *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

DELTA AIR LINES, INC.	GOGO LLC

/s/ Patrick Redahan	/s/ Michael J. Small
By: Patrick Redahan	By: Michael J. Small
Title: Strategic Sourcing Manager	Title: President and CEO

Date: 4/1/16	Date: 4/1/16